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                                                                   EXHIBIT 10.42


                       SECOND AMENDMENT TO LEASE AGREEMENT

         THIS SECOND AMENDMENT TO LEASE AGREEMENT (hereinafter referred to as the "Second Amendment") is made as of the _______ day of __________ 1997, by and between WEEKS REALTY, L.P. (hereinafter referred to as "Landlord") and BIOFIELD CORP. (hereinafter referred to as "Tenant").

                                   WITNESSETH:

         WHEREAS, North Meadow Associates Joint Venture and Tenant entered into that certain Lease Agreement dated January 28, 1994, as amended by that certain First Amendment to Lease dated July 26, 1994 (hereinafter collectively referred to as the "Agreement") for the lease of 10,832 sq. ft. of office/warehouse space at 1225 Northmeadow Parkway, Suite 120, Roswell, Georgia which is more particularly described in Exhibit "A" to the Agreement and certain easements, rights and privileges appurtenant thereto (hereinafter referred to as the "Existing Space"); and

         WHEREAS, Weeks Realty, L.P. succeeded to the interest of the landlord under the Agreement and is the Landlord with respect to the Leased Premises; and

         WHEREAS, Tenant desires to exercise its option to lease an additional 5,714 square feet of adjacent space known as 1225 Northmeadow Parkway, Suite 114 (hereinafter the "Additional Space"); and

         WHEREAS, the Agreement will expire by its terms on March 31, 1999 and Tenant desires to continue to occupy the Leased Premises; and

         WHEREAS, Landlord and Tenant desire to enter into this Second Amendment in order to provide for said expansion of the Leased Premises and to extend the term of the Agreement upon terms and conditions mutually acceptable to Landlord and Tenant;

         NOW, THEREFORE, for and in consideration of Ten Dollars ($10.00) paid by Landlord and Tenant to one another, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by Landlord and Tenant, Landlord and Tenant amend the Agreement as follows:

         1. Effective December 1, 1997 and continuing until midnight on March 31, 2001, Tenant shall lease an additional 5,714 square feet of space at 1225 Northmeadow Parkway, Suite 114, Roswell, Georgia as shown on the attached Exhibit "A", which together with the 10,832 of the Existing Space, equals a total of 16,546 square feet (the Additional Space and the Existing Space shall be collectively hereinafter referred to as the "Leased Premises" for all purposes of the Agreement, as amended hereby).

         2. Effective December 1, 1997, Paragraph 3(b) of the Agreement is hereby amended to provide that Tenant shall pay the Base Rental as set forth below:

Existing Space (10,832 square feet):
------------------------------------
December 1, 1997 - March 31, 1998            $ 9,631.45/month           $115,577.44/year
April 1, 1998 - March 31, 1999               $ 9,983.49/month           $119,801.92/year
April 1, 1999 - March 31, 2000               $10,362.61/month           $124,351.36/year
April 1, 2000 - March 31, 2001               $10,759.79/month           $129,117.44/year


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
Additional Space (5,714 square feet):
-------------------------------------
December 1, 1997 - March 31, 1998            $ 4,871.19/month           $ 58,454.22/year
April 1, 1998 - March 31, 1999               $ 5,056.89/month           $ 60,682.68/year
April 1, 1999 - March 31, 2000               $ 5,252.19/month           $ 63,025.42/year
April 1, 2000 - March 31, 2001               $ 5,452.11/month           $ 65,425.30/year

Total Leased Premises (16,546 square feet):
-------------------------------------------
December 1, 1997 - March 31, 1998            $14,502.64/month           $174,031.66/year
April 1, 1998 - March 31, 1999               $15,040.38/month           $180,484.60/year
April 1, 1999 - March 31, 2000               $15,614.80/month           $187,376.78/year
April 1, 2000 - March 31, 2001               $16,211.90/month           $194,542.74/year

         which payments shall be due and payable on or before the first day of each calendar month during the applicable term, together with any other additional rental as set forth hereunder or as set forth in the Agreement.

         4. Landlord has agreed to construct certain tenant improvements to the Additional Space as shown on the plans and specifications attached hereto as Exhibit "A" for a total cost of $36,554.00. Landlord has agreed to contribute $2.50 per square foot contained in the Additional Space, or the sum of $14,285.00 toward the cost of the tenant improvements. In addition, Landlord has agreed to amortize an amount equal to $22,269.00 over the remaining term of the Lease at a rate of ten (10%) percent per annum, which amount is included in the Base Rental set out in paragraph 3 above.

         5. Landlord hereby grants to Tenant the right of first refusal to lease the adjacent space, known as Suite 110, which is currently being leased to another tenant (the Adjacent Space) upon the terms and conditions contained herein.

         So long as Tenant is not then in default under the Lease, Landlord will notify Tenant when it has made a proposal to lease any portion of the Adjacent Space to a third party or the existing tenant and the terms and conditions upon which it is willing to lease such space.

         Tenant shall provide written notice to Landlord, as to Tenant's decision to lease or not to lease that portion of the Adjacent Space within five (5) business days after Landlord's notice to Tenant is received. If Tenant does provide such notice to lease the Adjacent Space, Landlord and Tenant will execute a lease for the Adjacent Space within ten (10) days after Landlord's receipt of Tenant's notice of intent to lease on all the same terms as this Lease except for the rental terms, and other matters which shall be the same as those contained in the proposal. If Tenant does not provide written notice or indicates that it will not exercise its right of first refusal, this right will expire and Landlord shall have no future obligations to Tenant with regard to that portion of the Adjacent Space which was subject to such notice.

         This right of first refusal to lease the Adjacent Space is personal to Biofield Corp. and may not be assigned in connection with an assignment of this Lease or otherwise, except to a successor to Biofield Corp.

         6. Except as expressly modified by this Second Amendment, all provisions, terms and conditions of the Agreement shall remain in full force and effect.

         7. In the event a provision of this Second Amendment conflicts with a provision of the Agreement, the Second Amendment shall supersede and control.

         8. All terms and phrases used herein shall have the same meaning as assigned to them in the Agreement, unless otherwise defined herein.


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         9.  This Second Amendment shall not be of any legal effect or consequence unless signed by Landlord and Tenant, and once signed by Landlord and Tenant it shall be binding upon and inure to the benefit of Landlord, Tenant, and their respective legal representatives, successors and assigns.

         10. This Second Amendment has been executed and shall be construed under the laws of the State of Georgia.

         IN WITNESS WHEREOF, the undersigned have caused this Second Amendment to be executed under seal and delivered as of the day and year first above written.

                                             LANDLORD:

Signed, sealed and delivered                 WEEKS REALTY, L.P.
in the presence of:                          a Georgia limited partnership

                                             By: Weeks GP Holdings, Inc.
------------------------------                   a Georgia corporation,
Witness                                          its sole general partner


-----------------------------
Notary Public            By:
                            -------------------------
                                             Name:
                                                  ----------------------
                                                  Its:
                                                      --------------------------




                                             TENANT:

Signed, sealed and delivered                 BIOFIELD CORP.
in the presence of:

                                             By:
-----------------------------                   ------------------------
Witness                                      Name:
                                                  ----------------------
                                              Its:
                                                  ------------------------------


----------------------------
Notary Public

                                             ATTEST:

                                             By:
                                                ------------------------
                                             Name:
                                                  ----------------------
                                             Its:
                                                 -----------------------

                                                    [Corporate Seal]


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